Vanguard International Growth Fund

Supplement to the Statement of Additional Information Dated December 21, 2017
(revised May 3, 2018)
Effective August 17, 2018, Bank of New York Mellon, 22 Liberty Street, New York, NY 10286, serves as the custodian for Vanguard International Growth Fund (the “Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

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Vanguard Marketing Corporation, Distributor.
SAI 023E 082018